The applicant(s) hereby applies to the Land Registrar.

Properties

PIN 58091 - 0288 LT *Interest/Estate* Fee Simple
Description PCL 16-2 SEC 51INN12; PT S 1/2 OF LT 16 CON 12 INNISFIL PT 1 51R22937 , S/T EASE IN GROSS OVER PT 6 PL 51R34165 AS IN SC510541; BARRIE
Address BARRIE

PIN 58091 - 1689 LT *Interest/Estate* Fee Simple
Description PT S1/2 LT 16 CON 12 INNISFIL PT 1 51R22928 EXCEPT PT 4 51R32586; S/T EASE OVER PTS 1, 2 & 3 51R32586 AS IN SC212816, S/T EASE IN GROSS OVER PT 8 ON PL 51R34165 AS IN SC510541; BARRIE
Address BARRIE

Chargor(s)

The chargor(s) hereby charges the land to the chargee(s). The chargor(s) acknowledges the receipt of the charge and the standard charge terms, if any.

Name 2131059 ONTARIO LIMITED
Address for Service 9000 Keele Street
Unit 4
Concord, ON L4K 0B3

I, Michael Knarr, President and Gary Cilevtiz, Secretary, have the authority to bind the corporation.

This document is not authorized under Power of Attorney by this party.

Chargee(s) *Capacity* *Share*

Name TRISAN EQUITABLE CORPORATION
Address for Service 345 Horner Avenue, Suite 100, Toronto, ON M8W 1Z6

Statements

Schedule: See Schedules

Provisions

Principal	$ 950,000.00	*Currency*	CDN
Calculation Period			
Balance Due Date	2009/10/30		
Interest Rate	See Additional Provisions		
Payments			
Interest Adjustment Date			
Payment Date			
First Payment Date			
Last Payment Date			
Standard Charge Terms	200033		
Insurance Amount	full insurable value		
Guarantor			

The applicant(s) hereby applies to the Land Registrar.

Additional Provisions

This Charge is granted as collateral security for the obligations owing by the Chargor to the Chargee pursuant to a Guarantee executed by the Chargor in favour of the Chargee.

Interest Rate: This Charge shall have a maturnity date of October 30, 2009, and shall bear no interest until October 31, 2009. Should this Charge not be paid in full on or before October 31, 2009, interest at the rate of Twenty Four (24.0%) percent per anum, calculated half-yearly not in advance, shall accrue on the outstanding principal balance from and after October 31, 2009.

No payments under this Charge shall be due until the Balance Due Date.

This Charge may be paid in whole or in part at any time, without notice, bonus or penalty.

Notwithstanding any other provision pursuant to this Charge or in Standard Charge Terms 200033, upon the completion of the exercise, by the Chargee, of the power of sale provisions contained in this Charge, the Chargor shall have no further obligation to the Chargee, even if there is a deficiency in relation to the sale of the Property.

Signed By

Brian Paul McCutcheon	1401-480 University Ave Toronto M5G 1V2	acting for Chargor(s)	Signed	2009 07 09

Tel 4165998080

Fax 4165993131

I have the authority to sign and register the document on behalf of the Chargor(s).

Submitted By

HIMELFARB, PROSZANSKI LLP	1401-480 University Ave Toronto M5G 1V2	2009 07 09

Tel 4165998080

Fax 4165993131

Fees/Taxes/Payment

Statutory Registration Fee	$60.00
Total Paid	$60.00

ADDITIONAL PROVISIONS

The following provisions form part of the Charge/Mortgage document:

In addition to Standard Charge Terms No. 200033 adopted herein, the Chargor/Mortgagor and the Chargee/Mortgagee agree that the following shall apply:

1. **Sale or Change of Control** - In the event of a further encumbrance or a sale, conveyance or transfer of the Lands or any portion thereof, or a change in control of the Chargor or a change in the beneficial ownership of the Lands or any portion thereof or a lease of the whole of the Lands, all sums secured hereunder shall, at the Chargee's sole option, become due and payable forthwith unless the written consent of the Chargee has been first obtained, which consent shall be at the sole discretion of the Chargee. The rights of the Chargee pursuant to this provision shall not be affected or limited in any way by the acceptance of payments due under this Charge from the Chargor or any person claiming through or under him and the rights of the Chargee hereunder shall continue without diminution for any reason whatsoever until such time as the Chargee has consented in writing as required by this provision. No permitted sale or other dealing by the Chargor with the Lands or any part thereof shall in any way change the liability of the Chargor or in any way alter the rights of the Chargee as against the Chargor or any other person liable for payment of the monies hereby secured.

2. **Events of Default** - Without limiting any of the provisions of this Charge, each of the following events shall be considered events of default hereunder upon the happening of which the whole of the principal sum outstanding and all interest accruing thereon shall immediately become due and payable at the sole option of the Chargee exercised by notice in writing to the Chargor:

(a) Failure by the Chargor to pay the principal and interest (if any) and/or realty taxes under this Charge, on the date upon which any of the payments for same become due;

(b) Failure by the Chargor to pay any installment of principal, interest and/or realty taxes under any Charge or other encumbrances of the Lands when due.

(c) Failure by the Chargor to strictly and fully observe or perform any condition, agreement, covenant or term set out in the provisions of this Charge, or any other document giving contractual relationship as between them or any of them;

(d) Default by the Chargor in the observance or performance of any of the covenants, provisos, agreements or conditions contained in any charge or other encumbrance affecting the Lands, whether or not it has priority over this Charge;

(e) Upon the registration of any construction lien against the Lands which is not discharged or vacated on or before the date which is the earlier of 21 days after the date of registration of such construction lien and the day immediately preceding the last date upon which a legal action can be commenced in respect of such construction lien;

(f) If the Chargor has a receiver or receiver and manager appointed for it or over any of its assets or if any execution, distress or other like process is levied or enforced upon the Lands or any part thereof.

3. **Default** - The Chargee may, on the occurrence of an Event of Default herein described for at least 15 days, enter on and lease the Lands and in addition to any other remedies it may have with respect to the Lands, on at least thirty-five (35) days' notice sell the Lands. Such notice shall be given to such persons and in such manner and form and within such time as provided under the Mortgages Act, as amended from time to time.

Provided that the Chargee may lease or sell as aforesaid without entering into possession of the Lands.

Provided that the Chargee may attorn all rents derived from the Lands, which rents are hereby assigned to the Chargee as security for repayment of the principal and interest hereby secured.

Provided that the Chargee may in writing at any time or times after default waive such default and upon such waiver the time or times for payment of the principal secured herein shall be as

set out in the proviso for redemption herein. Any such waiver shall apply only to the particular default waived and shall not operate as a waiver of any other or future default. No waiver shall be effective or binding on the Chargee unless made in writing.

And it is further agreed by and between the parties that the Chargee may at its discretion at any time, release any part or parts of the Lands or any other security or any surety for the money hereby secured either with or without any sufficient consideration therefor, without responsibility therefor, and without thereby releasing any other part of the Lands or any person from this Charge or from any of the covenants herein contained, it being especially agreed that every part or lot into which the Lands are or may hereafter be divided does and shall stand charged with all of the monies hereby secured and no person shall have the right to require the principal secured hereunder to be apportioned; further the Chargee shall not be accountable to the Chargor for the value thereof, or for any monies except those actually received by the Chargee. No sale or other dealing by the Chargor with the equity of redemption in the Lands or any part thereof shall in any way change the liability of the Chargor or in any way alter the rights of the Chargee as against the Chargor or any other person liable for payment of the monies hereby secured.

It is further agreed that the Chargee may exercise all remedies provided for in this Charge concurrently or in such order and at such times as it may see fit and shall not be obligated to exhaust any remedy or remedies before exercising its rights under any other provisions contained in this Charge.

And without limiting any other provision of this Charge, the Chargor acknowledges and agrees that, upon the occurrence of any default under this Charge, the Chargee may, at any time and from time to time as the Chargee shall determine at its sole option and discretion, advance such further sums under this Charge as are necessary to pay any arrears of realty taxes, utilities or other charges capable of constituting a lien upon the Lands pari passu with or in priority to this Charge, to pay all amounts due under any encumbrance having priority over this Charge, to pay all amounts required to discharge or vacate any construction lien registered against the Lands whether or not priority is claimed over this Charge, to maintain in good standing any policies of insurance in respect of the Lands, to maintain, repair, operate and/or manage the Lands and any or all improvements thereon, to complete construction or renovation of any improvements on the Lands, to realize upon any security held by the Chargee for the loan secured by this Charge and generally to enforce all of the Chargee's rights, title and interest hereunder and to protect the Lands and to preserve the enforceability and priority of this Charge, and to pay any and all Costs; and all amounts advanced by the Chargee for any of the purposes as aforesaid shall bear interest at the rate applicable under this Charge from the date so advanced until repaid in full and shall be secured by this Charge in the same priority as the principal amount hereof.

4. **Appointment of a Receiver** - It is declared and agreed that at any time and from time to time when there shall be default under the provisions of this Charge, the Chargee may at such time and from time to time and with or without entering into possession of the Lands appoint in writing a Receiver of the Lands, or any part thereof, and of the rents and profits thereof and with or without security and may from time to time by similar writing remove any such Receiver and appoint another in its place and stead, and in making any such appointment or removal, the Chargee shall be deemed to be acting as the agent or attorney for the Chargor. The Chargor hereby irrevocably agrees and consents to the appointment of such Receiver of the Chargee's choice and without limitation whether pursuant to this Charge, the Mortgages Act (Ontario), the Construction Lien Act (Ontario), or the Trustee Act (Ontario) as the Chargee may at its sole option require. Without limitation, the purpose of such appointment shall be the orderly management, administration and/or sale of the Lands or any part thereof and the Chargor hereby consents to a Court Order for the appointment of such Receiver, if the Chargee in its discretion chooses to obtain such order, and on such terms and for such purposes as the Chargee at its sole discretion may require, including, without limitation, the power to manage, charge, pledge, lease and/or sell the Lands and/or to complete or partially complete any construction thereon and to receive advances of monies pursuant to any charges, pledges and/or loans entered into by the Receiver or the Chargor, and if required by the Chargee, in priority to any existing encumbrances affecting the Lands, including without limitation, charges and construction lien claims. Upon the appointment of any such Receiver from time to time the following provisions shall apply:

(a) A Statutory Declaration made by the Chargee or by any authorized representative of the Chargee as to default under the provisions of this Charge shall be conclusive evidence thereof;

(b) Every such Receiver shall be the irrevocable agent or attorney of the Chargor for the collection of all rents falling due in respect to the Lands, or any part thereof, whether in respect of any tenancies created in priority to this Charge or subsequent thereto and with respect to all responsibility and liability for its acts and omissions;

(c) The Chargee may from time to time fix the remuneration of every such Receiver which shall be a charge on the Lands, and may be paid out of the income therefrom or the proceeds of sale thereof;

(d) The appointment of every such Receiver by the Chargee shall not incur or create any liability on the part of the Chargee to the Receiver in any respect and such appointment or anything which may be done by any such Receiver or the removal of any such Receiver or the termination of any such receivership shall not have the effect of constituting the Chargee a chargee in possession in respect of the Lands or any part thereof;

(e) The Receiver shall have the power to rent any portion of the Lands for such term and subject to such provisions as it may deem advisable or expedient and shall have the authority to execute any lease of the Lands or any part thereof in the name and on behalf of the Chargor and the Chargor undertakes to ratify and confirm, and hereby ratifies and confirms whatever acts such Receiver may do on the Lands;

(f) In all instances, the Receiver shall be acting as the attorney or agent of the Chargor;

(g) Every such Receiver shall have full power to complete any unfinished construction upon the Lands;

(h) Such Receiver shall have full power to manage, operate, amend, repair, alter or extend the Lands or any part thereof in the name of the Chargor for the purposes of securing the payment of rental from the Lands or any part thereof;

(i) The Receiver shall have full power to assume control of, manage, operate and carry on the business of the Chargor being conducted at or upon the Lands on the date of this Charge or at any time thereafter;

(j) The Receiver shall have full power to do all acts and execute all documents which may be considered necessary or advisable in order to protect the Chargee's interest in the Lands including, without limiting the generality of the foregoing, increasing, extending, renewing or amending all charges, mortgages and other encumbrances which may be registered against the Lands from time to time, whether or not any of the same are prior to the interest of the Chargee in the Lands; sale of the Lands; borrowing money on the security of the Lands; applying for and executing all documents in any way related to any re-zoning applications, severance of lands pursuant to the provisions of the Planning Act, as amended, subdivision agreements and development agreements and agreements for the supply or maintenance of utilities or services to the Lands, including grants of lands or easements or rights of way necessary or incidental to any such agreements; executing all grants, documents, instruments and agreements related to compliance with the requirements of any competent governmental authority, whether pursuant to a written agreement or otherwise and applying for and executing all documents in any way related to registration of the Lands as a condominium; completing any application for first registration pursuant to the provisions of the Land Titles Act (Ontario) or pursuant to the Certification of Titles Act (Ontario); and for all and every of the purposes aforesaid it does hereby give and grant unto the Receiver full and absolute power and authority to do and execute all acts, deeds, matters and things necessary to be done as aforesaid in and about the Lands, and to commence, institute and prosecute all actions, suits and other proceedings which may be necessary or expedient in and about the Lands, as fully and effectually to all intents and purposes as it itself could do if personally present and acting therein.

(k) Such Receiver shall not be liable to the Chargor to account for monies or damages other than cash received by it in respect of the Lands or any part thereof and out of such cash so received every such Receiver shall pay in the following order: (i) its remuneration; (ii) all payments made or incurred by it in the exercise of its powers hereunder; and (iii) any payment of interest, principal and other money which may from time to time be or

become charged upon the Lands in priority to the monies owing hereunder and all taxes, insurance premiums and every other proper expenditure made or incurred by it in respect of the Lands or any part thereof.

The Chargor hereby irrevocably appoints the Chargee as his attorney to execute such consent or consents and all such documents as may be required in the sole discretion of the Chargee and/or its solicitors so as to give effect to the foregoing provisions and the signature of such attorney shall be valid and binding on the Chargor and all parties dealing with the Chargor, the Chargee and/or the Receiver and/or with respect to the Lands in the same manner as if such documentation was duly executed by the Chargor himself.

5. **Chargee Not to Be Deemed Chargee in Possession** - The Chargor acknowledges and agrees that, in exercising any of the rights given to the Chargee under this Charge, the Chargee shall be deemed not to be a chargee or mortgagee in possession.

6. **Enforcement of Additional Security** - In the event that, in addition to the Lands charged hereby, the Chargee holds further security on account of the monies secured hereby, it is agreed that no single or partial exercise of any of the Chargee's powers hereunder or under any of such security, shall preclude other and further exercise of any other right, power or remedy pursuant to any of such security. The Chargee shall at all times have the right to proceed against all, any, or any portion of such security in such order and in such manner as it shall in its sole discretion deem fit, without waiving any rights which the Chargee may have with respect to any and all of such security, and the exercise of any such powers or remedies from time to time shall in no way affect the liability of the Chargor under the remaining security, provided however, that upon payment of the full indebtedness secured hereunder the rights of the Chargee with respect to any and all such security shall be at an end.

7. **Interpretation** - Provided and it is hereby agreed that, in construing this Charge, everything herein contained shall extend to and bind and may be enforced or applied by the respective heirs, executors, administrators, successors in office, successors and assigns, as the case may be, of each and every of the parties hereto, and where any of the Chargor, the Chargee and any Covenantor is more than one person, their respective covenants shall be deemed to be joint and several, and the provisions of this Charge shall be read and construed with all changes of gender and number as required by the context.

8. **Headings** - The headings with respect to the various paragraphs of this Charge are intended to be for identification of the various provisions of this Charge only and the wording of such headings is not intended to have any legal effect.

9. **Invalidity** - If any of the covenants or conditions in this Charge inclusive of all schedules forming a part hereof shall be void for any reason it shall be severed from the remainder of the provisions hereof and the remaining provisions shall remain in full force and effect notwithstanding such severance.